American Century California Tax-Free and Municipal Funds Prospectus Supplement California Tax-Free Bond Fund
Supplement dated September 1, 2010 ¡ Prospectus dated March 1, 2010

All changes are effective November 1, 2010, unless otherwise noted.

The California Tax-Free Bond Fund will be renamed California Intermediate-Term Tax-Free Bond Fund.

The following replaces the second paragraph under the Principal Investments, Principal Risks and Performance section on page 3.

The fund’s weighted average maturity will be not less than three years nor more than ten years. However, there is no maturity limit on individual securities.

The following replaces the second paragraph (excluding call-outs) under What are the fund’s principal investment strategies? sub-section of the Objectives, Strategies and Risks section on page 6.

The fund’s weighted average maturity will be not less than three years nor more than ten years. However, there is no maturity limit on individual securities. The portfolio managers actively manage the fund’s portfolio, seeking to manage the interest rate risk and credit risk assumed by the fund.

Weighted average maturity (WAM) is a method for comparing portfolios of bonds by calculating the average time until full maturity weighted by the market value of the principal amount to be paid. A fund that contains a large proportion of bonds with significant periods of time remaining on their maturity terms will have a longer WAM, while the WAM will be shorter for a fund that contains more bonds close to maturity.

The following is added as the fifth paragraph (excluding call-outs) under What are the principal risks of investing in the fund? sub-section of the Objectives, Strategies and Risks section on page 7.

The portfolio managers monitor the fund’s weighted average maturity and seek to adjust it as appropriate, taking into account market conditions and other relevant factors. Thus, under normal market conditions, its potential income and potential loss are moderate as compared to other funds, but may fluctuate as the portfolio managers reposition the fund in response to changing market conditions.

Effective August 1, 2010, the fund’s benchmark was changed from the Barclays Capital 5 Year General Obligation Index to the Barclays Capital 7 Year Municipal Bond Index.

©2010 American Century Proprietary Holdings, Inc. All rights reserved.

CL-SPL-69421 1009